FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 7, 2001

                           Klamath First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


          Oregon                      0-26556                         93-1180440
State or other jurisdiction       Commission                    (I.R.S. Employer
 of incorporation                 File Number                Identification No.)


540 Main Street, Klamath Falls, Oregon                                  97601
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number (including area code):(541)882-3444


                               Not Applicable
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     Effective September 7, 2001, Klamath First Bancorp, Inc. (the "Company") through its wholly-owned subsidiary, Klamath First Federal Savings and Loan Association (the "Association") consummated the previously announced acquisition of thirteen(13) branch offices located in the State of Oregon (the "Branches") from Washington Mutual Bank ("WAMU"). The transaction includes purchase of loans and furniture and equipment and assumption of certain deposit and other liabilities associated therewith. The Branches are located primarily on the central and northern Oregon coast and 12 of the branches were formerly branches of Western Bank. The acquisition was previously announced in a Form 8-K filed by the Company on September 15, 2001, and this report is being filed for the purpose of filing the financial statements and pro forma financial information included in Item 7 hereof.



Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

         (a)      Financial Statements of Business Acquired

         The assets acquired and liabilities assumed associated with the Branches are not considered a business under SEC Rule 11-
         01(d) of Regulation S-X for which historical financial
         statements would be relevant. The following audited Schedule of Branch Assets Acquired and Liabilities Assumed as of the acquisition date of September 7, 2001 is filed with this report:
                                                                           Page
                                                                          -----
                  (i)      Independent Auditors' Report                       4

                  (ii)     Schedule of Branch Assets Acquired and
                           Liabilities Assumed from Washington
                           Mutual Bank as of September 7, 2001                5

                  (iii)    Notes to Schedule of Branch Assets Acquired
                           And Liabilities Assumed from Washington
                           Mutual Bank                                        6

         (b)      Pro Forma Financial Information

                  (i)      Unaudited Pro Forma Combined Balance Sheet
                           as of June 30, 2001                               10

                  (ii)     Unaudited Impact on Operating Results             11

The Unaudited Pro Forma Combined Balance Sheet as of June 30, 2001 and the narrative disclosure regarding the transaction including the pro forma income and expense information provided have been prepared by the Company based upon assumptions and expectations it considers reasonable. The financial statements and disclosures presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or results of operations of the Company.

The unaudited pro forma financial statements and disclosures should be read in conjunction with the historical financial statements and related notes of the Company that have been previously filed with the Company's Form 10-K for the year ended September 30, 2000 and Forms 10-Q for subsequent interim periods.

Safe Harbor Clause. This report contains certain "forward-looking statements." The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with respect to all of such forward-looking statements. These forward-looking statements, which are included in the pro forma disclosures, describe future plans or strategies and include the Company's expectation of future financial results. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors which could affect actual results include interest rate trends, the general economic climate in the Company's market area and the country as a whole, and changes in federal and state legislation. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

         (c)      Exhibits
                  None

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Klamath First Bancorp, Inc.
Klamath Falls, Oregon


We have audited the accompanying Schedule of Branch Assets Acquired and Liabilities Assumed from Washington Mutual Bank (the "Schedule") by Klamath First Bancorp, Inc. through its subsidiary, Klamath First Federal Savings and Loan Association, as of September 7, 2001. This Schedule is the responsibility of management. Our responsibility is to express an opinion on this Schedule based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Schedule is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Schedule presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accompanying Schedule presents fairly, in all material respects, the branch assets acquired and liabilities assumed from Washington Mutual Bank as of September 7, 2001 in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Portland, Oregon
November 20, 2001


           SCHEDULE OF BRANCH ASSETS ACQUIRED AND LIABILITIES ASSUMED
                           FROM WASHINGTON MUTUAL BANK
                                SEPTEMBER 7, 2001

                                 (In thousands)

ASSETS

         Cash on hand ..........................................        $  3,582
         Federal funds sold ....................................         198,445
                                                                        ________
                  Total cash and cash equivalents ..............         202,027

         Loans receivable, net .................................         179,298
         Accrued interest on loans .............................           1,013
         Furniture, fixtures and equipment .....................             436
         Receivable from Washington Mutual Bank ................           4,075
         Core deposit intangible ...............................          14,990
         Other intangible asset ................................          24,100
         Other assets ..........................................              33
                                                                        ________
                                                                        $425,972
                                                                        ========

LIABILITIES

         Deposit liabilities ...................................        $423,457
         Accrued interest on deposit liabilities ...............             995
         Other liabilities .....................................           1,520
                                                                        ________
                                                                        $425,972
                                                                        ========

See notes to Schedule of Branch Assets Acquired and Liabilities
Assumed from Washington Mutual Bank

NOTES TO SCHEDULE OF BRANCH ASSETS ACQUIRED AND LIABILITIES ASSUMED FROM WASHINGTON MUTUAL BANK

(1)      Summary of Significant Accounting Policies

Basis of Presentation

Effective September 7, 2001, Klamath First Bancorp, Inc. acquired through its wholly-owned subsidiary, Klamath First Federal Savings and Loan Association (the "Association"), thirteen branches of Washington Mutual Bank under the terms of a Purchase and Assumption Agreement dated May 7, 2001 (the "Agreement"). The acquisition of the thirteen branches has been accounted for as a purchase transaction in accordance with Statement of Financial Accounting Standards ("SFAS") No. 72, "Accounting for Certain Acquisitions of Banking and Thrift Institutions," whereby all assets acquired and liabilities assumed were recorded at their fair values as of September 7, 2001 (the "Acquisition Date") in the accompanying Schedule of Branch Assets Acquired and Liabilities Assumed from Washington Mutual Bank. Fair values were determined by market studies conducted by management and outside advisors, and management deems the results of such studies to be indicators of fair values as of the Acquisition Date.

Nature of Operations

The Company and subsidiary provide banking and limited nonbanking services to its customers who are located in 26 counties in the State of Oregon. These services primarily include attracting deposits from the general public and using such funds, together with other borrowings, to invest in various real estate loans, consumer loans, commercial loans, investment securities, and mortgage-backed and related securities.

Use of Estimates

The preparation of the Schedule in conformity with accounting principles generally accepted in the United States of America requires management to make assumptions that result in estimates that affect the reported amounts of certain assets and liabilities and disclosures of contingent assets and liabilities at the date of the Schedule. Actual experience could differ from those estimates.

(2)      Loans receivable

Following is detail of loans  purchased as of September 7, 2001
(in  thousands):

                                                                        Weighted
                                                                         Average
                                                                        Interest
                                                      Balance               Rate
                                                     --------           --------
         Mortgage loans                              $ 13,475              7.52%
         Commercial loans                             118,848              8.86%
         Consumer loans                                50,736              8.86%
         Total                                       $183,059              8.76%

In conjunction with the transaction, $3.7 million of the purchase price was allocated to loan loss reserves. Because the acquisition involved branch assets which had no related historical financial statements, the historical allowance related to the purchased loans was indeterminable. Management's allocation to the allowance was based on its estimate of required loan loss reserves associated with similar loans in the Company's portfolio. Management believes this amount approximates the historical allowance for these loans.

(3)      Furniture, fixtures and equipment

Furniture, fixtures and equipment at the branches were purchased at book value and recorded at fair value.

(4)      Receivable from Washington Mutual Bank

Cash exchanged on the Acquisition Date was based on estimated closing balances. The final settlement, which was based on actual balances on September 7, 2001, required Washington Mutual Bank to pay the Company $4,075,000. The account was settled on October 1, 2001.

(5)      Core Deposit Intangible

Under the terms of the Agreement, the Company paid a premium of 8.00% of the average deposit balance at the branches for the fourteen days prior to September 7, 2001. The average deposit balance for the fourteen-day period was $425.0 million resulting in a calculated premium of $34.0 million. In accordance with SFAS No. 72, this calculated premium was allocated to furniture, fixture and equipment in the amount of $67,107, to core deposit intangible in the amount of $15.0 million and to other intangible assets in the amount of $24.1 million. The recorded core deposit intangible will be amortized over the estimated life of the deposit base of 10 years using an accelerated amortization method. Other intangible assets will be amortized straight-line over 15 years.

(6)      Deposit Liabilities

Following is detail of deposit liabilities assumed as of September 7, 2001 (in thousands):

                                                                      Weighted
                                                                       Average
                                                                      Interest
                                                       Balance            Rate
                                                      ________         _______
         Noninterest bearing demand deposits          $ 77,837            --
         Interest bearing demand deposits              142,518          2.55%
         Savings deposits                               32,989          2.05%
         Time deposits                                 170,113          4.46%
                                                      ________         _______
                                                      $423,457          2.81%
                                                      ========         =======

The fair value of the deposit liabilities approximates the recorded deposit liabilities assumed as of September 7, 2001.

                                                     * * * * *

NARRATIVE DISCLOSURES REGARDING THE ACQUISITION

Conversion Costs - In connection with the acquisition of the Branches, the Company expects to incur $1.4 million in pre-tax merger related costs. Costs primarily consist of legal, accounting and investment banking fees directly related to the acquisition and one-time costs connected with converting customers to new systems and accounts. These amounts will be recorded in accordance with accounting principles generally accepted in the United States of America and will be included in the acquisition cost to be allocated based on the fair value of assets and liabilities acquired.

Impact on Liquidity - Cash received to offset the assumption of deposit liabilities was initially invested in overnight federal funds. Over the subsequent two-week period, the proceeds were re- invested in mortgage-backed securities (16.1%), and collateralized mortgage obligations (83.9%). Contractual investment maturities are distributed throughout the next thirty years with calculated durations of the investments at less than five years.


             ACQUISITION OF BRANCHES BY KLAMATH FIRST BANCORP, INC.
                   Unaudited Pro Forma Combined Balance Sheet
                                 (In thousands)



                                                                            KLAMATH FIRST    ACQUIRED
                                                                             BANCORP, INC    BRANCHES        PROFORMA
                                                                            June 30, 2001    Sept. 7, 2001   COMBINED
                                                                              -----------    -----------   -----------

ASSETS
Cash and cash equivalents .................................................   $   125,041    $   202,027   $   327,068
Investment securities available for sale ..................................       137,386              0       137,386
Investment securities held to maturity ....................................             5              0           593
Mortgage backed & related securities AFS ..................................       177,285              0       177,285
Mortgage backed & related securities HTM ..................................         1,786              0         1,786
Loans receivable, net .....................................................       518,743        179,298       698,041
Premises and equipment, net ...............................................        14,421            436        14,857
FHLB stock, at cost .......................................................        12,478              0        12,478
Accrued interest receivable ...............................................         6,160          1,013         7,173
Receivable form Washington Mutual Bank ....................................         4,075          4,075
Core deposit intangible ...................................................         6,886         14,990        21,876
Other intangible assets ...................................................             0         24,100        24,100
Other assets ..............................................................         4,644             33         4,677
                                                                              -----------    -----------   -----------
TOTAL ASSETS ..............................................................   $ 1,005,423    $   425,972   $ 1,431,395
                                                                              ===========    ===========   ===========

LIABILITIES
Deposit liabilities .......................................................   $   710,598    $   423,457   $ 1,134,055
Accrued interest on deposit liabilities ...................................         1,191            995         2,186
Advances from borrowers for taxes and insurance ...........................         4,855              0         4,855
Advances from FHLB ........................................................       168,000              0       168,000
Short term borrowings .....................................................         1,700              0         1,700
Accrued interest on borrowings ............................................             8              0           806
Pension liability .........................................................             9              0           986
Deferred federal and state taxes ..........................................             5              0           537
Other liabilities .........................................................         2,845          1,520         4,365
                                                                              -----------    -----------   -----------
TOTAL LIABILITIES .........................................................       891,518        425,972     1,317,490

SHAREHOLDERS' EQUITY
Common stock ..............................................................             7              0            72
Additional paid-in capital ................................................        35,650              0        35,650
Retained earnings-substantially restricted ................................        83,865              0        83,865
Unearned shares issued to ESOP ............................................        (4,207)             0        (4,207)
Unearned shares issued to MRDP ............................................        (1,356)             0        (1,356)
Net unrealized loss on securities available for sale ......................          (119              0          (119)

                                                                              -----------    -----------   -----------
TOTAL SHAREHOLDERS' EQUITY ................................................       113,905              0       113,905
                                                                              -----------    -----------   -----------
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY ...................................................   $ 1,005,423    $   424,572   $ 1,431,395
                                                                              ===========    ===========   ===========


IMPACT ON OPERATING RESULTS

Presented below is the Company's estimated pro forma income and expense before taxes of the acquired branches on a stand alone basis. The pro forma income and expense have been prepared based on the assets acquired and liabilities assumed as of September 7, 2001 and projected for a one year period based on interest rates existing at September 7, 2001. Pro forma income and expense information available at September 7, 2001 may not be indicative of actual results over the next twelve months. The estimates related to interest income and interest expense are based upon assumptions regarding interest rates which may change based upon market conditions. Service fee income consists primarily of anticipated service charges on deposit accounts and safe deposit box fees, net of related expenses. Assumptions regarding service fee income are critical to results of operations and variance of actual experience from the assumptions used could significantly impact those results. Non-interest expense does not include integration costs and additional overhead costs related to operating the branches, which are expected to be significant.


                                        KLAMATH FIRST     ACQUIRED
                                        BANCORP, INC.     BRANCHES
                                        Year ended        Year Ended            PRO FORMA
                                        Sept. 30, 2001    Sept. 30, 2001        COMBINED
                                        --------------    --------------        ----------
                                                          (in thousands)
INTEREST INCOME
Interest income on investments           $22,082             $10,603            $32,685
Interest income on loans                  48,051              15,729             63,780
                                         _______             _______            _______
    Interest income                       70,133              26,332             96,465

INTEREST EXPENSE
Interest expense on deposits              30,304              12,428             42,732
Interest expense on advances form FHLB    10,066                  --             10,066
Other                                        381                  --                381
                                          ______             _______            _______
     Interest expense                     40,751              12,428             53,179
                                          ______             _______            _______
     Net interest income                  29,382              13,904             43,286

Provision for loan losses                    387                  --                387
                                          ______             _______            _______
     Net interest income after provision
       for loan losses                    28,995              13,904             42,899

Non-interest income                       11,014               1,486             12,500

Non-interest expense                      28,720              11,949             40,669
                                          ______             _______            _______
Income before income taxes                11,289               3,441             14,730

Provision for income taxes                 3,717               1,340              5,057
                                          ______             _______            _______
Net income                                $7,572              $2,101            $ 9,673
                                          ======             =======            =======







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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            KLAMATH FIRST BANCORP, INC.


DATE: November 21, 2001           By:      _/s/Kermit K. Houser_______
                                           Kermit K. Houser
                                           President and Chief Executive Officer

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